                                                                   Exhibit 10.11


[KOMAG LOGO]


                                                        1710 Automation Parkway
                                                        San Jose, CA 95131-1873
                                                        Telephone (408) 576-2000
                                                        Facsimile (408) 944-9255

                         CONSULTING SERVICES AGREEMENT

            The following confirms the agreement (the "Agreement") between BILL HAMMACK (the "Consultant", being an individual, business, corporation, or other entity) and Komag, Incorporated ("Komag") with respect to the provision of consulting services to the Komag.

            Term of Agreement. This Agreement is effective as of JANUARY 11, 2005 and will continue for six months (JULY 11, 2005) or until either party terminates the contract, pursuant to Paragraph 9 of this Agreement.

            1. Independent Contractor Status. It is the express intention of the parties to this Agreement that the Consultant is an independent contractor, and Komag shall classify Consultant as such for all employee benefit purposes; and is not an employee, agent, joint venturer, or a partner of Komag. Both parties understand and agree that the Consultant may, and probably will, perform services for others during the term of this Agreement.

            2. Warranties. Consultant warrants that he/she is in the business of providing to other companies services similar to those provided to Komag under this Agreement; Consultant , further warrants that he/she either is providing, or has provided, such services to other companies.

            3. Services. Consultant agrees to render consulting services (the "Services") to Komag for the term of this Agreement. The Services shall include, but are not limited to, those duties set forth in Exhibit A hereto. The parties understand and agree that Consultant will have the sole discretion to determine the method, means, and location of performing the Services, and that Komag has no right to, and will not, control or determine the method, means, or place of the performance of the Services.

            4. Employment of Assistants. Should the Consultant, in his/her sole discretion, deem it necessary to employ assistants to aid him/her in the performance of the Services, the parties agree that Komag will not direct, supervise, or control in any way such assistants to the Consultant in their performance of Services. The parties further agree that such assistants are employed solely by the Consultant, and that he/she alone is responsible for providing workers' compensation insurance for his/her employees, for paying the salaries and wages of his/her employees, and for ensuring that all required tax withholdings are made.
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BILL HAMMACK CONSULTING AGREEMENT
JANUARY 11, 2005
PAGE 2 OF 6


            Consultant further represents and warrants that he/she maintains workers' compensation insurance coverage for his/her employees and acknowledges that he/she alone has responsibility for such coverage.

            5.    Obligations of the Consultant.

                  a. The Consultant will supply all tools, equipment and utilize Komag, Inc. tools and equipment necessary to perform the Services (refer to amendment 16).

                  b. Consultant is solely responsible for all taxes, withholdings and other similar statutory obligations; and Consultant agrees to defend, indemnify and hold Company harmless from any and all claims made by any entity on account of an alleged failure by the Consultant to satisfy any such tax or withholding obligations attributable to Consultant's provision of services pursuant to this agreement.

                  c. Consultant will indemnify and hold Komag harmless from, and will defend Komag against, any and all loss, liability, damage, claims, demands, or suits and related costs and expenses to persons or property that arise, directly or indirectly, from acts or omissions of the Consultant, or from the breach of any term or condition of this Agreement attributable to Consultant or his/her agents.

            6. Reporting to Komag's Facilities. Consultant is not required to report to work at the offices of Komag during any particular work hours. Rather, Consultant is free to report or not report to Komag's offices as he/she sees fit. When Consultant does visit Komag's offices, he/she will be required to sign in or wear the standard issued Identification badge.

            7. Compensation. Consultant shall be paid upon completion of each project(s), which he/she has been hired, to perform on behalf of the Chief Executive Officer and Chief Financial Officer regarding Board related matters. The retainer feel will be $1,000.00 per month for five (5) hours of service requested by the CEO and/or CFO in respect to Board matters. Additional hours worked beyond the initial five (5) hours shall be billed at $200.00 an hour upon approval of the CEO and/or CFO for board related matters. In addition, there will be an engagement bonus in the amount of $70,000. Consultant shall submit to Komag invoices for all services rendered and, assuming timely and satisfactory completion of the project(s), Komag agrees to adhere to the payment schedule attached hereto in Exhibit A. The foregoing fees are Consultant's sole compensation for rendering Services to Komag. The parties agree that Komag is not responsible to reimburse any costs or expenses incurred by Consultant in performing the Services (refer to amendment 17).

            8. Confidential Information. Consultant understands that Komag possesses Proprietary Information as defined below which is important to its business and that this Agreement creates a relationship of confidence and trust between Consultant and Komag with regard to Proprietary Information.

BILL HAMMACK CONSULTING AGREEMENT
JANUARY 11, 2005
PAGE 3 OF 6


                   a. For purposes of this Agreement, "Proprietary Information" is information that was or will be developed, created, or discovered by or on behalf of Komag, or is developed, created or discovered by Consultant while performing Services, or which became or will become known by, or was or is conveyed to Komag which has commercial value in Komag's business. "Proprietary Information" includes, but is not limited to, trade secrets, computer programs, ideas, techniques, inventions (whether patentable or not), business and product development plans, customers and other information concerning Komag's actual or anticipated business, research or development, personnel information, Inventions (as defined in subsection e below), or which is received in confidence by or for Komag from any other person.

                  b. At all times, both during the term of this Agreement and after its termination, Consultant will keep in confidence and trust, and will not use or disclose, any Proprietary Information without the prior written consent of an officer of Komag, except as may be necessary in the ordinary course of performing the Services under this Agreement.

                  c. Consultant understands that Komag possesses or will possess "Company Documents" which are important to its business. For purposes of this Agreement, "Company Documents" are documents or other media that contain or embody Proprietary Information or any other information concerning the business, operations or plans of Komag, whether such documents have been prepared by Consultant or by others. "Company Documents" include, but are not limited to, blueprints, drawings, photographs, charts, graphs, notebooks, customer lists, computer disks, personnel files, tapes or printouts, sound recordings and other printed, typewritten or handwritten documents. All Company Documents are and shall remain the sole property of Komag. Consultant agrees not to remove any Company Documents from the business premises of Komag or deliver any Company Documents to any person or entity outside Komag, except as required to do in connection with performance of the Services under this Agreement. Consultant further agrees that, immediately upon Komag's request and in any event upon completion of the Services, Consultant shall deliver to Komag all Company Documents, apparatus, equipment and other physical property or any reproduction of such property, excepting only Consultant's copy of this Agreement.

                  d. During the term of this Agreement and for one (1) year thereafter, Consultant will not encourage or solicit any employee of Komag to leave Komag for any reason.

                  e. Consultant will promptly disclose in writing to Komag all "Inventions" (which term includes improvements, inventions, designs, formulas, works of authorship, trade secrets, technology, mask works, circuits, layouts, algorithms, computer programs, ideas, processes, techniques, know-how and data, whether or not patentable) made or conceived or reduced to practice or developed by Consultant, either alone or jointly with others, during the term of this Agreement in connection with the Services or which relate to any Proprietary Information.
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BILL HAMMACK CONSULTING AGREEMENT
JANUARY 11, 2005
PAGE 4 OF 6


                  f. All Proprietary Information and all title, patents, patent rights, copyrights, mask work rights, trade secret rights, and other intellectual property and rights anywhere in the world (collectively "Rights") in connection therewith shall be the sole property of Komag. Consultant hereby assigns to Komag any Rights Consultant may have or acquire in such Proprietary Information. Any works which are copyrightable subject matter are agreed by the parties to be works made for hire.

                  g. Consultant agrees that all Inventions which Consultant makes, conceives, reduces to practice or develops (in whole or in part, either alone or jointly with others) during the term of this Agreement in connection with the Services or which relate to any Proprietary Information shall be the sole property of Komag. Consultant agrees to assign and hereby assigns to Komag all Rights to any such Inventions.

                  h. Consultant agrees to perform, during and after the term of this Agreement, all acts deemed necessary or desirable by Komag to permit and assist it, at Consultant's reasonable rate, in evidencing, perfecting, obtaining, maintaining, defending and enforcing Rights and/or Consultant's assignment with respect to such Inventions in any and all countries. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in legal proceedings. Consultant hereby irrevocably designates and appoints Komag and its duly authorized officers and agents, as Consultant's agents and attorneys-in-fact to act for and in behalf and instead of Consultant, to execute and file any documents and to do all other lawfully permitted acts to further the above purposes with the same legal force and effect as if executed by Consultant.

                  i. Consultant represents that performance of all the terms of this Agreement will not breach any agreement to keep in confidence Proprietary Information acquired by Consultant in confidence or in trust prior to the execution of this Agreement. Consultant has not entered into, and Consultant agrees not to enter into, any agreement either written or oral that conflicts or might conflict with Consultant's performances of the Services under this Agreement.

                  j. If any Rights or Inventions assigned hereunder are based on, or incorporate, or are improvements or derivatives of, or cannot be reasonably made, used, reproduced and distributed without using or violating technology or Rights owned or licensed by Consultant and not assigned hereunder, Consultant hereby grants Komag a perpetual, worldwide royalty-free, non-exclusive sublicensable right and license to exploit and exercise all such technology and Rights in support of Komag's exercise or exploitation of any assigned Rights or Inventions (including any modifications, improvements and derivatives thereof).

            9. Termination of Agreement. This Agreement may be terminated by either Komag or the Consultant at any time prior to the Termination Date by giving thirty (30) days' written notice of termination. Such notice may be given at any time for any reason, with or without cause.
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BILL HAMMACK CONSULTING AGREEMENT
JANUARY 11, 2005
PAGE 5 OF 6


            10. Enforceability of Agreement. Consultant agrees that any dispute in the meaning, effect, or validity of this Agreement shall be resolved in accordance with the laws of the State of California without regard to the conflict of laws provisions thereof. Consultant further agrees that if one or more provisions of this Agreement are held to be unenforceable under applicable California law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            11. Assignment. This Agreement shall not be assignable by either the Consultant or Komag without the express written consent of the other party.

            12. Arbitration. Any controversy between the parties hereto involving the construction or application of any terms, covenants, or conditions of this Agreement or any claim arising out of or relating to this Agreement will be submitted to and be settled by final and binding arbitration in San Jose, California, in accordance with the rules of the American Arbitration Association then in effect, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

            13. Entire Understanding. This Agreement contains the entire understanding of the parties regarding its subject matter and can only be modified by a subsequent written agreement executed by the Consultant and the President of Komag.

            14. Notices. All notices required or given herewith shall be addressed to Komag or Consultant at the designated addresses shown below by registered mail, special delivery, or by certified courier service:

                  a.    To Komag:

                        Komag, Incorporated
                        ATTN: Human Resources
                        1710 Automation Parkway
                        San Jose, CA 95131

                  b.    To Consultant:
                        Bill Hammack
                        58 Turnsworth Avenue
                        Redwood City, CA 94062

BILL HAMMACK CONSULTING AGREEMENT
JANUARY 11, 2005
PAGE 6 OF 6


            15. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements, in addition to any other relief to which the party may be entitled.

            16.   Amendment

                  Authorized travel expenses associated with business travel within scope of contract will be reimbursed by Komag, Incorporated.

            17.   Amendment

                  Consultant will have access to use of existing Komag equipment, systems and leased lines.


                                   CONSULTANT


Dated:                  , 2005.       By:
       ----------------


                                      Its:
                                           ------------------------------


                                           Komag, Incorporated


Dated:                   , 2005.      By:
       -----------------


                                      Its: Chief Executive Officer
                                           ------------------------------

[KOMAG LOGO]

                                   EXHIBIT A

                        DUTIES OF INDEPENDENT CONSULTANT

                  AND PAYMENT SCHEDULE FOR COMPLETION OF SAME


PLEASE PRINT CLEARLY:

CONSULTANT NAME:                                                 DATE:
                  Hammack                  William                         January 11, 2005
                  ---------------------------------------------         --------------------------------------
                  (Last)                   (First)       (MI)


ADDRESS:                                                         SS#:
                  58 Turnsworth Avenue     Redwood City, CA                ###-##-####
                  ---------------------------------------------         --------------------------------------


MGR/SUPV:                                                        DEPT. NAME/NUMBER:
                  T.H. Tan                                                 19506 G&A Executive Management
                  ---------------------------------------------         --------------------------------------

                                                                                          ANTICIPATED COMPLETION
SCOPE OF WORK:                                                                                    DATES
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Assistance to CEO and CFO regarding Compensation and Board of Director matters.               July 11, 2005
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                                                                                  * Renewal by mutual consent at least
                                                                                  thirty days before the expiration date.
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

JOB DUTIES/SPECIFICATIONS:
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
OTHER CONSIDERATIONS:   This agreement is subject to Compensation Committee's approval on January 31, 2005.
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ENGAGEMENT BONUS:              $70,000.00
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

HOURLY RATE:      $1,000/month retainer for up to 5 hours.       ANTICIPATED CONTRACT LENGTH:    6 months *
                  Additional time per month to bill at $200/hr.                                ----------------
                  ---------------------------------------------

BILLING TERMS:    Monthly
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APPROVALS:



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Manager/Supervisor                Date    VP/Sr. VP                Date




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Human Resources                   Date    CEO or President         Date

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